Exhibit 99.1

INDEPENDENT AUDITORS’ REPORT TO THE SHAREHOLDERS OF

MICROBOT MEDICAL LTD.

We have audited the accompanying financial statements of Microbot Medical Ltd. (“the Company”), which comprise the balance sheets as of December 31, 2015 and 2014 and the related statement of operations, statements of changes in shareholders’ equity (deficit) and statements of cash flows for the two years then ended and the related notes to the financial statements.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2015 and 2014 and the results of operations, changes in shareholders’ equity and cash flows for the two years then ended in accordance with generally accepted accounting principles in the United States of America.

Without qualifying our opinion, we draw attention to Note 1D to the financial statements regarding risk factors and the Company’s business condition. As described in that note, the Company is dependent on outside financing and on the continuing support of its investors.

/s/ Brightman Almagor Zohar & Co.

Brightman Almagor Zohar & Co.

Certified Public Accountants

Member of Deloitte Touche Tohmatsu Limited

Israel

July 27, 2016, except for Note 16, as to which the date is January 4, 2017

MICROBOT MEDICAL LTD.

BALANCE SHEETS

		As of December 31,
	Note	2015	2014
ASSETS

Current assets
Cash and cash equivalents	3	$436,717	$790,246
Other receivables and current assets	4	49,761	114,211

		486,478	904,457

Long-term receivables		3,584	—

Fixed Assets, net	5	37,680	53,401

		$527,742	$957,858

LIABILITIES AND SHAREHOLDERS DEFICIT

Current liabilities
Trade accounts payable	6	$24,661	$19,815
Other current liabilities	7	148,236	81,457

		172,897	101,272

Long-term liabilities
Convertible loans from shareholders	8	419,099	—

Commitments	9

Shareholders’ deficit
Share capital	10	2,616	2,616
Additional paid-in capital		3,305,342	3,305,342	*
Accumulated deficit		(3,372,212)	(2,451,372	)*

		(64,254)	856,586

		$527,742	$957,858

*	Restated - See Note 16.

The accompanying notes are an integral part of the financial statements.

MICROBOT MEDICAL LTD.

STATEMENTS OF OPERATIONS

		Year ended December 31,
	Note	2015	2014
Research and development expenses, net	11	$822,759	$836,698
General and administrative expenses	12	92,018	251,113	*

Operating loss		914,777	1,087,811
Financing expenses, net	13	6,063	119,023

Loss for the year		$920,840	$1,206,834

Basic and diluted loss per share (in USD)		(0.122)	(0.160)

Weighted average number of shares outstanding used in computing basic and diluted loss per share - in thousands		47,541	47,541

*	Restated - See Note 16.

The accompanying notes are an integral part of the financial statements.

MICROBOT MEDICAL LTD.

STATEMENT OF CHANGES IN SHAREHOLDERS’ DEFICIT

	Share Capital	Additional paid-in capital		Accumulated deficit	Total
Balance - December 31, 2013	$1,741	$1,617,450		$(1,244,538)	$374,653
Issuance of shares	875	1,501,892		—	1,502,767
Loss for the year	—	—		(1,206,834)	(1,206,834)
Share based compensation	—	186,000	*	—	186,000

Balance - December 31, 2014	2,616	3,305,342		(2,451,372)	856,586
Loss for the year	—	—		(920,840)	(920,840)

Balance - December 31, 2015	$2,616	$3,305,342		$(3,372,212)	$(64,254)

*	Restated - See note 16.

The accompanying notes are an integral part of the financial statements.

MICROBOT MEDICAL LTD.

STATEMENTS OF CASH FLOWS

	Year ended December 31,
	2015	2014
CASH FLOWS - OPERATING ACTIVITIES:
Loss for the year	$(920,840)	$(1,206,834)
Adjustments required to present cash flows from operating activities (Appendix A)	156,342	143,615 *

Net cash used in operating activities	(764,498)	(1,063,219)

CASH FLOWS - INVESTMENT ACTIVITIES
Investment in fixed assets	(1,525)	(11,428)
Deposit for operational leasing	—	3,590

Net cash used in investment activities	(1,525)	(7,838)

CASH FLOWS - FINANCING ACTIVITIES:
Issuance of shares	—	1,502,767
Receipt of loans from shareholders	412,494	—

Net cash provided by financing activities	412,494	1,502,767

Increase (decrease) in cash and cash equivalents	(353,529)	431,710

Cash and cash equivalents - beginning of year	790,246	358,536

Cash and cash equivalents - end of year	$436,717	$790,246

*	Restated - See note 16.

The accompanying notes are an integral part of the financial statements.

MICROBOT MEDICAL LTD.

STATEMENTS OF CASH FLOWS

	Year ended December 31,
	2015	2014
AppendixA - Adjustments required to present cash flows from operating activities:

Income and expense items not involving cash flows:
Depreciation	$17,246	$16,373
Accumulated interest on convertible loans	6,605	—
Share-based compensation	—	186,000 *

	23,851	202,373

Changed in assets and liabilities:
Decrease (increase) in other receivables	60,865	(31,064)
Increase (decrease) in trade payables	4,847	(19,778)
Increase (decrease) in other payables	66,779	(7,916)

	132,491	(58,758)

	$156,342	$143,615

*	Restated - See note 16.

The accompanying notes are an integral part of the financial statements.

MICROBOT MEDICAL LTD.

NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 - GENERAL

A.	Description of business

The Company was incorporated and registered with the Registrar of Companies on November 10, 2010 and commenced its business operations in January 2011. The Company is engaged in the research and development of medical equipment.

B.	Definitions

The Company	-	Microbot Medical Ltd

Related parties	-	as defined in Accounting Standards Codification 850 (ASC 850)

USD or $	-	the U.S. dollar.

TRDF	-	Technion Research and Development Foundation

C.	Use of estimates

The preparation of financial statements in conformity with U.S GAAP requires management to make estimates and assumptions pertaining to transactions and matters whose ultimate effect on the financial statements cannot precisely be determined at the time of financial statements preparation. Although these estimates are based on management’s best judgment, actual results may differ from these estimates.

D.	Risk factors and Company’s business condition

The Company has a limited operating history and faces a number of risks, including uncertainties regarding the development of its product. Additionally, the Company expects that it will continue to incur significant operating costs and losses in connection with the development of its products and financing of its business development operations.

As of the date of the financial statements, the continuation of the Company’s activities and its obligations are dependent upon the receipt of financing from its shareholders or new investors

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies applied in the preparation of the financial statements are as follows:

A.	Basis of presentation

The financial statements have been prepared in conformity with accounting principles generally accepted in United Sates of America (“US GAAP”).

B.	Financial statement in U.S. dollars

The functional currency of the Company is the U.S dollar (“dollar”) since the dollar is the currency of the primary economic environment in which the Company has operated and expects to continue to operate in the foreseeable future.

Transactions and balances denominated in dollars are presented at their original amounts. Transactions and balances denominated in foreign currencies have been re-measured to dollars in accordance with the provisions of ASC 830-10, “Foreign Currency Translation”.

MICROBOT MEDICAL LTD.

NOTES TO THE FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Cont.)

B.	Financial statement in U.S. dollars (Cont.)

All transaction gains and losses from re-measurement of monetary balance sheet items denominated in non-dollar currencies are reflected in the statement of operations as financial income or expenses, as appropriate.

C.	Cash and cash equivalents

Cash and cash equivalents consist of cash and demand deposits in banks, and other short-term liquid investments (primarily interest-bearing time deposits) with original maturities of less than three months.

D.	Fair value of financial instruments:

The carrying values of cash and cash equivalents, other receivable and prepaid expenses, marketable equity securities and other accounts payable approximate their fair value due to the short-term maturity of these instruments.

E.	Fixed assets

Property and equipment are presented at cost, net of investment grants received and less accumulated depreciation. Depreciation is calculated based on the straight-line method over the estimated useful lives of the assets, as follows:

%
Research equipment and software	25-33%
Leasehold improvements	10
Furniture and office equipment	7

F.	Related parties

Detailed disclosure has been provided regarding transactions with related parties as defined in Accounting Standards Codification 850 (ASC 850). See Note 13 regarding these transactions.

G.	Share premium

A premium representing surplus receipts due to shares on their nominal value (see Note 9).

H.	Liabilities due to termination of employer-employee relations

The employees of the Company are included under Article 14 of the Severance Compensation Act, 1963 (“Article 14”) for a portion of their salaries. According to Article 14, these employees are entitled to monthly deposits made by the Company on their behalf with insurance companies.

Payments in accordance with Article 14 release the Company from any future severance payments (under the Severance Compensation Act, 1963) with respect of those employees. The aforementioned deposits are not recorded as an asset in the Company’s balance sheet, and there is no liability recorded as the Company does not have a future obligation to make any additional payments.

MICROBOT MEDICAL LTD.

NOTES TO THE FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Cont.)

I.	Basic and diluted net loss per share:

Basic loss per share is computed by dividing the net loss applicable to common stockholders by the weighted average number of shares of common stock outstanding during the year. Diluted loss per share is computed by dividing the net loss applicable to common stockholders by the weighted average number of common shares outstanding plus the number of additional common shares that would have been outstanding if all potentially dilutive common shares had been issued, using the treasury stock method, in accordance with ASC 260-10 “Earnings per Share”. Potentially dilutive common shares were excluded from the diluted loss per share calculation because they were anti-dilutive.

J.	Research and development expenses, net:

Research and development expenses, are charged to the statement of operations as incurred. Grants for funding of approved research and development projects are recognized at the time the Company is entitled to such grants, on the basis of the costs incurred and applied as a deduction from the research and development expenses.

K.	Convertible debentures:

Proceeds from the sale of debt securities with a conversion feature are allocated to equity based on the intrinsic value of such conversion feature in accordance with ASC 470-20 “Debt with Conversion and Other Options”, with a corresponding discount on the debt instrument recorded in liabilities which is amortized in finance expense over the term of the loan.

L.	Share-based compensation

The Company applies ASC 718-10, “Share-Based Payment,” which requires the measurement and recognition of compensation expenses for all share-based payment awards made to employees and directors including employee stock options under the Company’s stock plans based on estimated fair values.

ASC 718-10 requires companies to estimate the fair value of equity-based payment awards on the date of grant using an option-pricing model. The value of the portion of the award that is ultimately expected to vest is recognized as an expense over the requisite service periods in the Company’s statement of operations.

The Company recognizes compensation expenses for the value of non-employee awards based on the straight-line method over the requisite service period of each award, net of estimated forfeitures.

The Company estimates the fair value of stock options granted as equity awards using a Black-Scholes options pricing model. The option-pricing model requires a number of assumptions, of which the most significant are share price, expected volatility and the expected option term (the time from the grant date until the options are exercised or expire). Expected volatility is estimated based on volatility of similar companies in the technology sector. The Company has historically not paid dividends and has no foreseeable plans to issue dividends. The risk-free interest rate is based on the yield from governmental zero-coupon bonds with an equivalent term. The expected option term is calculated for options granted to employees and directors using the “simplified” method. Grants to non-employees are based on the contractual term. Changes in the determination of each of the inputs can affect the fair value of the options granted and the results of operations of the Company.

MICROBOT MEDICAL LTD.

NOTES TO THE FINANCIAL STATEMENTS

NOTE 3 - CASH AND CASH EQUIVALENTS

	As of December 31,
	2015	2014
Cash	$426,992	$630,826
Deposits	9,725	159,420

	$436,717	$790,246

NOTE 4 - OTHER RECEIVABLE AND CURRENT ASSETS

	As of December 31,
	2015	2014
Government institutions	$9,820	$13,348
Prepaid expenses	25,383	33,334
Shareholders	14,558	2,342
Grants receivable from chief scientist	—	65,187

	$49,761	$114,211

NOTE 5 - FIXED ASSETS, NET

	As of December 31,
	2015	2014
Cost:
Research equipment and software	$28,654	$28,654
Furniture and office equipment	58,230	56,705
Leasehold improvements	4,649	4,649

	91,533	90,008
Accumulated Depreciation:
Research equipment and software	18,383	12,733
Furniture and office equipment	33,905	22,774
Leasehold improvements	1,565	1,100

	53,853	36,607

	$37,680	$53,401

NOTE 6 - TRADE ACCOUNTS PAYABLE

	As of December 31,
	2015	2014
Accounts payable	$24,533	$19,694
Outstanding checks	128	121

	$24,661	$19,815

MICROBOT MEDICAL LTD.

NOTES TO THE FINANCIAL STATEMENTS

NOTE 7 - OTHER CURRENT LIABILITIES

	As of December 31,
	2015	2014
Employees	$51,867	$56,946
Government institution	18,231	17,754
Expenses payable	68,455	3,708
Chief scientist	9,872	—
Other	(189)	3,049

	$148,236	$81,457

NOTE 8 - CONVERTIBLE LOAN FROM SHAREHOLDERS

On October 8, 2015, the Company signed a convertible loan agreement with the shareholders. According to the loan agreement, the Company will receive an amount up to USD 500,000.

The loan bears interest of 10%.

The company concluded the conversion feature is not a Beneficial Conversion Feature pursuant to the provisions of ASC 470-20. Accordingly, the proceeds were recorded in liabilities in their entirely.

NOTE 9 - COMMITMENTS

A.	Office of the Chief Scientist

The Company obtained from the Chief Scientist of the State of Israel grants for participation in research and development for the years 2013 through 2015, and, in return, the Company is obligated to pay royalties amounting to 3% of its future sales up to the amount of the grant. The grant is linked to the exchange rate of the dollar and bears interest of Libor per annum.

Through the year ended December 31, 2015, total grants obtained amounted to $705,930.

The refund of the grants is contingent upon the successful outcome of the Company’s research and development programs and the attainment of sales. The Company has no obligation to refund these grants, if sales are not generated. The financial risk is assumed completely by the Government of Israel. The grants are received from the Government on a project-by-project basis. If the project fails the Company has no obligation to repay any grant received for the specific unsuccessful or aborted project.

B.	In June 2012, the Company received approval from the Chief Scientist (“CS”) for participation in research and development expenses of up to NIS 2,973,010 (USD 764,466). The CS will participate in 50% of these expenses for the period from July 1, 2012 until April 30, 2014.

As of the date of the financial statements, the Company had received a refund for its participation in amount of NIS 1,189,204 (USD 305,787).

C.	In August 2014, the Company received approval from the CS for participation in research and development expenses of up to NIS 3,594,082 (USD 924,166). The CS will participate in 50% of these expenses for the period from May 1, 2014 until September 30, 2015.

As of the date of the financial statements, the Company had received a refund for its participation in amount of NIS 1,554,156 (USD 400,143).

MICROBOT MEDICAL LTD.

NOTES TO THE FINANCIAL STATEMENTS

NOTE 9 - COMMITMENTS (Cont.)

D.	The Company signed an agreement with the Technion Research and Development Foundation (hereinafter “TRDF”) in June 2012 by which the TRDF transferred a global, exclusive, royalty-bearing license to the Company in accordance with the license agreement. As partial consideration for the license, the Company shall pay TRDF royalties on net sales (between 1.5%-3%) and on sublicense income as detailed in the agreement.

NOTE 10 - SHARE CAPITAL

A.	Composition of share capital

Number of ordinary shares of NIS 0.001 par value	As of December 31
	2015	2014
Authorized	20,000,000	20,000,000

Issued and outstanding	4,541,500	4,541,500

Number of preferred A shares of NIS 0.001 par value	As of December 31,
	2015	2014
Authorized	4,000,000	4,000,000

Issued and outstanding	3,000,000	3,000,000

B.	Share capital developments

(1)	On November 10, 2010, the date of incorporation, the Company issued 800,000 ordinary shares, NIS 0.001 nominal value each, to its founders.

(2)	On February 6, 2012, the Company performed a recapitalization of the Company’s share capital by which the Company issued 3,565,000 ordinary shares, NIS 0.001 nominal value each, in accordance with the recapitalization.

a.	The Company allocated 1,021,410 ordinary shares, NIS 0.001 nominal value each, to TRDF in accordance with the recapitalization.

b.	The Company allocated 2,543,590 ordinary shares, NIS 0.001 nominal value each, to its founders in accordance with the recapitalization.

(3)	In June 2012, the Company allocated 135,000 ordinary shares, NIS 0.001 nominal value each, to TRDF as partial consideration for the transfer of an exclusive, royalty-bearing license in accordance with the license agreement.

(4)	On August 29, 2012, the Company received an investment of USD 1,500,000 from a number of investors in accordance with the share purchase agreement. In addition, the Company issued warrants in a ratio of 1:1 for the option to purchase the Company’s series A preferred shares, NIS 0.001 nominal value each.

In 2013, the Company allocated 1,500,000 series A preferred shares, NIS 0.001 nominal value each, to the investors.

In February 2014, the investors exercised the warrants for 1,500,000 series A preferred shares, NIS 0.001 nominal value each, for total consideration of USD 1,500,000.

MICROBOT MEDICAL LTD.

NOTES TO THE FINANCIAL STATEMENTS

NOTE 10 - SHARE CAPITAL (Cont.)

B.	Share capital developments (Cont.)

(5)	Pursuant to the allocation of the series A preferred shares in 2013, the Company allocated an additional 41,500 ordinary shares, NIS 0.001 nominal value each, to the TRDF in accordance with Company’s obligations as outlined in the license agreement in consideration for intellectual property received and in the framework of the anti-dilution rights issued.

C.	Employee share option grant

On September 2014, the Company’s board of directors approved a grant of 403,592 options to its CEO, through MEDX Ventures Group. Each option is exercisable into an ordinary share of NIS 0.001 par value at an exercise price equal 0.8 dollar. The options were fully vested at the date of grant. As a result, the Company recognized share-based payment expenses in the amount of 186,000 USD included in general and administrative expenses.

The benefit was measured using the following variables:

•	Standard deviation - 70%

•	Expected exercise time - 5 years

•	Price per share - 0.8 USD

•	No dividend payment

•	Risk free interest 1%

NOTE 11 - RESEARCH EXPENSES, NET

	Year ended December 31,
	2015	2014
Wages and related expenses	$464,481	$479,717
Materials	11,072	27,083
Patents	36,967	115,853
Office and maintenance	11,122	15,258
Rent	29,442	28,689
Professional services	364,638	537,422
Depreciation	6,600	3,969
Other	100,125	58,340

	1,024,147	1,266,331
Less grants received from chief scientist	(201,388)	(429,633)

	$822,759	$836,698

MICROBOT MEDICAL LTD.

NOTES TO THE FINANCIAL STATEMENTS

NOTE 12 - GENERAL AND ADMINISTRATIVE EXPENSES

	Year ended December 31,
	2015	2014
Professional services	$35,063	$3,761
Legal fees	5,323	2,237
Travel	14,592	23,306
Depreciation	10,646	12,404
Share based compensation	—	186,000	*
Other	26,394	23,405

	$92,018	$251,113

*	Restated - See note 16.

NOTE 13 - FINANCE EXPENSES, NET

	Year ended December 31,
	2015	2014
Bank fees and interest	$7,362	$1,704
Exchange differences	(1,299)	117,319

	$6,063	$119,023

NOTE 14 - RELATED PARTIES

A.	L.S.A. Life Sciences Accelerator Ltd.

1.	The Company and L.S.A. Life Sciences Accelerator Ltd. are related parties, within the definition of that term in ASC 830.

2.	L.S.A. Life Sciences Accelerator Ltd. has a 24.3% holding in the Company’s share capital.

B.	The Technion R&D Foundation Ltd.

The Technion R&D Foundation Ltd. holds 15.88% of the Company’s total share capital.

C.	MEDX Ventures Group LLC

1.	The Company and the MEDX Ventures Group LLC are related parties, within the definition of that term in ASC 830. MEDX is providing management consulting service in monthly consideration of 17 thousand USD

2.	The MEDX Ventures Group LLC holds 12.16% of the Company’s total share.

NOTE 15 - TAXES ON INCOME

A.	The Company is taxed according to Israeli tax laws:

1.	Corporate tax rates in Israel

The Israeli corporate tax rate was 26.5% in the years 2015 and 2014.

MICROBOT MEDICAL LTD.

NOTES TO THE FINANCIAL STATEMENTS

NOTE 15 - TAXES ON INCOME (Cont.)

2.	The entity is still in its development stage and has not yet generated revenues, therefore, it is more likely than not that sufficient taxable income will not be available for the tax losses to be utilized in the future. Therefore, a valuation allowance was recorded to reduce the deferred tax assets to its recoverable amounts.

	Year ended December 31
	2015	2014
	In thousands
Deferred tax assets:
Deferred taxes due to carryforward losses	$844	$600

	844	600

Valuation allowance	(844)	(600)

Net deferred tax asset	$—	$—

NOTE 16 - RESTATEMENT

The Company restated its financial statements previously issued on July 27, 2016, to account for an equity award as further detailed in Note 10 (c). The following table summarizes the correction in each affected financial statements line item for each period pretend:

	As previously reported	The influence of restatement	As restated
	In US Dollars
Additional paid in capital	3,119,342	186,000	3,305,342
Accumulated deficit	(2,265,372)	(186,000)	(2,451,372)

The effect of the restatement for the year 2014 on income state:

	As previously reported	The influence of restatement	As restated
	In US Dollars
General and administrative	65,113	186,000	251,113

NOTE 17 - SUBSEQUENT EVENTS

A.	On March 29, 2016, the company’s program with the Chief Scientist (“CS”) was segregated into two separate programs, one for subcontractors outside of Israel and the other for all other expenses incurred in Israel.

With regard to the subcontractors incurred in Israel program, the Company received approval from the Chief Scientist (“CS”) for participation in research and development expenses of up to NIS 3,041,529 (USD 794,963). The CS will participate in 60% of these expenses.

With regard to the expenses outside of Israel program, the Company received approval from the Chief Scientist (“CS”) for participation in research and development expenses of up to NIS 825,000 (USD 215,630). The CS will participate in 30% of these expenses.

B.	On May 11, 2016 The Company signed a convertible loan agreement with several invertors. According to the loan agreement, the Company will receive an amount of USD 750,000.